                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.
ss. 1350), the undersigned,  ReiJane Huai, Chief Executive Officer of FalconStor
Software, Inc., a Delaware Corporation (the "Company"),  does hereby certify, to his knowledge, that:

         The Quarterly  Report on Form 10-Q for the quarter ended March 31, 2006 of the Company (the "Report")  fully complies with the  requirements of Sections
13(a) and 15(d) of the  Securities  Exchange  Act of 1934,  and the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Reijane Huai
                                                  -----------------------
                                                  ReiJane Huai
                                                  Chief Executive Officer
                                                  May 9, 2006